                          CCMA SELECT MONEY MARKET FUND


                      190 South LaSalle Street, Suite 2800
                             Chicago, Illinois 60603
                                  800-357-4675

                                 ---------------



This Prospectus sets forth concisely the information about the CCMA Select Money Market Fund that a prospective investor should know before investing. It should be read carefully and retained for future reference.

As with any mutual fund, the Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 ---------------

                               P R O S P E C T U S

                             DATED November 19, 2001



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                                TABLE OF CONTENTS

                                                                        PAGE

THE FUND                                                                   1

FEES AND EXPENSES                                                          2

MORE INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGY AND
          PRINCIPAL RISKS                                                  3

MANAGEMENT OF THE FUND                                                     4

PRICING OF FUND SHARES                                                     5

SHAREHOLDER INFORMATION                                                    5

         How to Buy Shares                                                 5

         How to Exchange Shares                                            8

         How to Sell Shares                                                9

         Automatic Redemption of Shares in Smaller Accounts               10

         Telephone Transactions                                           10

         www.ccmaselectfunds.com                                          11

DIVIDENDS, DISTRIBUTIONS AND TAXES                                        11

INVESTMENT IN ANOTHER MONEY MARKET FUND                                   12

APPENDIX A                                                               A-1

                                    THE FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund seeks to maintain a stable net asset value of $1.00 per share and maintain a dollar-weighted average maturity of 90 days or less. The Fund invests its assets in securities with maturities of 397 days or less, primarily:

     - Short-term debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     -   Repurchase agreements collateralized by those securities; and

     -   Highly-rated commercial paper.

For additional information on the Fund's Principal Investment Strategy, see "More Information About the Fund's Principal Investment Strategy and Principal Risks" on p.3.

WHAT ARE THE FUND'S PRINCIPAL RISKS?

Because of the types of securities that the Fund invests in and their short-term nature, the level of risk associated with the Fund is lower than most other types of mutual funds. However, an investment in the Fund involves the following risks:

     - INCOME RISK. The risk that falling interest rates will cause the Fund's income to decline. Investors should expect the Fund's monthly income to fluctuate.

     - CREDIT RISK. The risk that an issuer of a security will fail to pay interest and principal in a timely manner, or that a counterparty to a repurchase agreement that the Fund has entered into defaults on its obligations.

     - MANAGEMENT RISK. The risk that poor security selection will cause the Fund to underperform other funds with similar investment objectives. All actively managed funds have management risk.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO MAINTAIN THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

For additional information on the Fund's Principal Risks, see "More Information About the Fund's Principal Investment Strategy and Principal Risks" on p.3.

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HOW HAS THE FUND PERFORMED?

After the Fund has been in operation for a full calendar year, the Fund will provide information to investors to assist them in understanding that the Fund's performance may vary and that there are possible risks associated with investing in the Fund. However, past performance does not necessarily indicate how the Fund will perform in the future.

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                SHAREHOLDER FEES
                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases                   None

Maximum Deferred Sales Charge (Load)                               None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends        None

Exchange Fee                                                       None

Redemption Fee                                                     None


                         ANNUAL FUND OPERATING EXPENSES
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS
                     AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees*                                                   0.10%

Distribution and Service (12b-1) Fees                               None

Other Expenses**                                                   0.25%
---------------------------------------------------------------------------
 Total Annual Operating Expenses**                                 0.35%


*In addition to the management fee, the Fund pays CCM Advisors, LLC ("CCM Advisors"), an administrative fee of 0.05%, which is included in "Other Expenses." CCM Advisors has waived its entire management fee. This waiver may be reduced or terminated at any time at the option of CCM Advisors. After the waiver, "Total Annual Operating Expenses" will be 0.25%.

**Expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

It illustrates the hypothetical expenses that you would incur over a 1-year and 3-year period if you invest $10,000 in the Fund's shares. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses as estimated above remain the same. The results apply

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whether or not you redeem your investment at the end of the given period.
Although actual costs or investment return may be higher or lower, based on these assumptions, the costs would be:

                           1 YEAR       3 YEARS
                           ------       -------
                             $36         $113


         MORE INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGY
                              AND PRINCIPAL RISKS

The Fund's investment objective may be changed by the Board of Trustees of CCMA Select Investment Trust (the "Trust") without the approval of the shareholders of the Fund. No change is currently anticipated; however, should the investment objective of the Fund change, the Fund will provide investors with sixty days' prior written notice of the change.

The Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its assets in a particular type of investment that is suggested by the Fund's name and will notify its shareholders at least 60 days prior to any change in such policy.

The Fund's investments are made under the requirements of a SEC rule governing money market funds.

The Fund invests in high-quality, U.S. dollar-denominated short term money market instruments that the Fund's subadviser has determined are eligible for purchase and present minimal credit risk, pursuant to procedures adopted by the Trust's Board of Trustees, and under the supervision of CCM Advisors, the Fund's investment adviser, and Board of Trustees. To be considered high quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities, by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). Money market instruments (also known as cash investments) usually have a maturity of 13 months or less, and can pay a fixed, variable, or floating rate of interest.

Although it may invest in other types of money market instruments, the Fund invests principally in:

SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT OR ITS AGENCIES OR ITS INSTRUMENTALITIES. These securities include Treasury Bills, notes, and securities issued by U.S. government agencies or instrumentalities such as the Federal National Mortgage Association. Interest and principal payments of securities issued or guaranteed by some U.S. government agencies or instrumentalities may not be backed by the full faith and credit of the U.S. government.

REPURCHASE AGREEMENTS COLLATERALIZED BY U.S. GOVERNMENT SECURITIES. Repurchase agreements carry several risks. For instance, if the seller of the security is unable to repurchase the security as promised, the Fund may experience a loss when trying to sell the securities to another person. Repurchase agreements also are subject to credit risk. The Fund's subadviser believes that these risks can be controlled through careful security selection and monitoring.

COMMERCIAL PAPER. While the Fund may invest only in highly-rated commercial paper, the Fund faces risk to the extent that it invests in commercial paper issued by private companies. It is possible that one or more of these companies may experience financial difficulties and, as a result, may fail to pay interest to the Fund or return the Fund's principal when repayment is due.

                             MANAGEMENT OF THE FUND

THE INVESTMENT ADVISER

CCM Advisors serves as the Fund's investment adviser. Subject to the supervision of the Trust's Board of Trustees, CCM Advisors is responsible for overseeing the day-to-day operations and business affairs of the Fund, including monitoring the performance of the Fund's subadviser. CCM Advisors' principal office is located at 190 South LaSalle Street, Suite 2800, Chicago, Illinois.

CCM Advisors is majority-owned by Convergent Capital Management Inc. ("CCM"). CCM is a holding company that owns and maintains ownership interests (including majority ownership interests) in asset management firms. CCM does not provide investment advisory or related services to its affiliates, each of which operates independently of CCM, or to any clients of its affiliates. As of September 30, 2001, CCM affiliated firms managed assets for clients in excess of $13 billion.

CCM Advisors provides all executive, administrative, clerical and other personnel necessary to operate the Fund and pays the salaries and other costs of employing all of those persons. CCM Advisors furnishes the Fund with office space, facilities, and equipment and pays the day-to-day expenses related to the operating and maintenance of such office space, facilities and equipment. Except for those expenses that CCM Advisors assumes, including those noted above, the Fund pays for all of its own expenses.

The Fund pays CCM Advisors an investment advisory fee of 0.10% of the Fund's average daily net assets. The fee is accrued daily and paid to CCM Advisors monthly. CCM Advisors' also receives an administrative services fee from the Fund at an annual rate of 0.05% of the Fund's average daily net assets.

THE SUBADVISER

CCM Advisors has engaged Patterson & Associates ("Patterson") as the Fund's subadviser. CCM owns a large percentage of Patterson. As of September 30, 2001, Patterson had over $1.0 billion of assets under management. For more information about Patterson, please read "Investment Advisory Agreements -Between the Subadviser and the CCM Advisors" in the Fund's Statement of Additional Information.

Patterson manages the Fund's investments and is responsible for making all investment decisions and placing orders to purchase and sell securities for the Fund. Subject to the oversight of CCM Advisors and the Board of Trustees, Patterson has complete discretion as to the purchase and sale of investments for the Fund consistent with the Fund's investment objective, policies and restrictions.

The subadvisory fee accrues daily and is paid monthly from the advisory fee CCM Advisors receives from the Fund.

The following employees of Patterson are primarily responsible for the day-to-day investment management of the Fund:

Linda T. Patterson, President.

Deborah Cervantes, Vice President and Chief Financial Officer.

Appendix A to this Prospectus shows the investment performance for Patterson. This information is provided to illustrate Patterson's past performance in managing an investment mandate with substantially similar investment objectives, policies and strategies.

                             PRICING OF FUND SHARES

Shares of the Fund are bought and sold at net asset value. Net asset value is determined by dividing the value of the Fund's securities and other assets, less liabilities, by the number of shares outstanding.

The Fund calculates its net asset value on each day that the New York Stock Exchange (NYSE) is open for business and that is not a bank holiday. The net asset value is calculated at 12:00 Noon, Central time. However, on any day, when the trading markets for U.S. Government securities close early, net asset value will be determined as of that earlier closing time.

In the Fund's attempt to maintain stable net asset value of $1.00 per share, securities held by the Fund are valued at amortized cost, which is approximately equal to market value.

                             SHAREHOLDER INFORMATION

HOW TO BUY SHARES

Shares may be purchased by financial institutions, insurance companies, retirement plans, governmental entities, and other institutional investors.

To open a Fund account, the Fund requires a minimum investment of $250,000. The Fund requires a minimum investment of $25,000 to add to an account. The Fund reserves the right to change or waive the minimum amount required to open an account or to add to an existing account, at any time without prior notice.

You may purchase shares on any day that the NYSE is open and that is not a bank holiday. There are three ways to purchase shares of the Fund:

BY MAIL


TO OPEN AN ACCOUNT


-    Complete and sign an application.

- Make your check payable to CCMA Select Money Market Fund. The check must be drawn on a U.S. bank and payable in U.S. dollars. Please be sure to furnish your taxpayer identification number. The Fund will not accept third-party checks.

-    Mail your completed application and check to:

         CCMA Select Money Market Fund
         c/o Firstar Mutual Fund Services, LLC
         P.O. Box 701
         Milwaukee, WI  53201-0701.

     Prior to Firstar Mutual Fund Services, LLC ("Firstar") receiving a completed application, you may make an initial investment. However, redemptions will not be processed until Firstar has received the completed application.

TO ADD TO AN ACCOUNT

- Make your check payable to CCMA Select Money Market Fund. The check must be drawn on a U.S. bank and payable in U.S. dollars. Please include your account number on the check.


-    Mail your check to:

         CCMA Select Money Market Fund
         c/o Firstar Mutual Fund Services, LLC.
         P.O. Box 701
         Milwaukee, WI  53201-0701.

BY BANK WIRE

TO OPEN AN ACCOUNT

-    Complete and sign an application. Mail your completed application to:

         CCMA Select Money Market Fund
         c/o Firstar Mutual Fund Services, LLC.
         P.O. Box 701
         Milwaukee, WI  53201-0701.

- Call the Fund at 800-222-6840, during business hours, to initiate your purchase.

-    Please be sure to furnish your taxpayer identification number.

-    Then wire your funds to:
     Firstar Bank Milwaukee, N.A.
     Account of Firstar Mutual Fund Services, LLC
     777 East Wisconsin Avenue
     Milwaukee, WI
     ABA Number 075000022
     For Credit to AC# 112952137
     Account Name: Name of Investor
     Fund Name: CCMA Select Money Market Fund.

     The Fund does not impose charges, but your bank may impose charges.

     The Fund and Firstar are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire System, or from incomplete wiring instructions.

     Prior to Firstar receiving a completed application, you may make an initial investment. However, redemptions will not be processed until Firstar has received the completed application.

TO ADD TO AN ACCOUNT

- Call the Fund at 800-222-6840, during business hours, to initiate your purchase.

-    Please include your account number.

-    Then wire your funds to:
     Firstar Bank Milwaukee, N.A.
     Account of Firstar Mutual Fund Services, LLC
     777 East Wisconsin Avenue
     Milwaukee, WI
     ABA Number 075000022
     For Credit to AC# 112952137
     Account Name: Name of Investor
     Fund Name: CCMA Select Money Market Fund.

     The Fund does not impose charges, but your bank may impose charges.

     The Fund and Firstar are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire System, or from incomplete wiring instructions.

THROUGH THE INTERNET (AVAILABLE IN OR ABOUT FEBRUARY 2002)

TO OPEN AN ACCOUNT

- Investors may not open an account online via CCMA Funds website at www.ccmaselectfunds.com.

TO ADD TO AN ACCOUNT

Login at www.ccmaselectfunds.com, choose the "My Account" tab and then follow the instructions.

- Payment for shares purchased online must be made by electronic funds transfer from your banking institution.

ADDITIONAL INFORMATION ABOUT PURCHASING SHARES

- If the Fund receives your purchase order by 12:00 Noon, Central time and payment, in immediately available funds wired to Firstar Bank, in the amount of your purchase order by 3:00 p.m., Central time, your purchase order will be considered to be received that day, and your shares will be purchased at that day's net asset value. Otherwise, your purchase order will be considered to be received the next business day, and your shares will be purchased at the next business day's net asset value.

- You will begin earning dividends on the day your purchase order is executed.

- The Fund reserves the right to reject any purchase request, including a purchase request that may disrupt the Fund's operation or performance. Please call us at 800-357-4675 before attempting to invest an amount greater than $25 million.

- You must certify whether you are subject to withholding for failing to report income to the Internal Revenue Service. The Fund may return investments received without a certified taxpayer identification number.

-    The Fund will not issue share certificates.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for shares of any other fund of the CCMA Select Investment Trust on the basis of the respective net asset values of the funds at the time of exchange. An exchange involves the redemption of shares of one fund and investment of the redemption proceeds in shares of another fund. Redemptions will be made at the net asset value per share next determined after receipt of a request for exchange. Shares of the fund to be acquired will be purchased at the net asset value of those shares next determined after receipt of the request for exchange. Any gain or loss realized on an exchange is recognized for federal income tax purposes. You will not pay any sales charges when exchanging shares.

The Fund reserves the right to limit the number of exchanges between funds and to modify or discontinue the exchange privilege upon 60 days' written notice. The procedures that apply to redeeming shares below in "How to Sell Shares" also apply to exchanging shares.

HOW TO SELL SHARES

You may redeem some or all of your shares on any day the NYSE is open and that is not a bank holiday. The Fund ordinarily will pay redemption proceeds by wire transfer of immediately available funds to the bank account designated on your account application. Upon request, the Fund will pay redemption proceeds by check mailed to your address of record. There are three ways to redeem Fund shares.

BY MAIL

- Complete a redemption request that includes the account number, the complete account name and address and the amount of the redemption.

-    The redemption request must be signed by each owner of the account.

-    Mail your redemption request to:

     CCMA Select Money Market Fund
     c/o Firstar Mutual Fund Services, LLC.
     P.O. Box 701
     Milwaukee, WI  53201-0701

BY TELEPHONE

- You must make arrangements to redeem by telephone prior to the redemption. Please call 800-222-6840 during business hours for more information.

- To redeem, you may call 800-222-6840 during business hours to sell your shares.

-    Please be sure to furnish your taxpayer identification number.

THROUGH THE INTERNET

- Login at www.ccmaselectfunds.com, choose the "My Account" tab and then follow the instructions.

- The Fund imposes a limit of $5 million on any one redemption through the Internet. The Fund reserves the right to change or waive this limit at any time.

ADDITIONAL INFORMATION ABOUT SELLING SHARES

- As long as the Fund receives your redemption request in proper form by 12:00 Noon, Central time, your shares will be sold at that day's net asset value and immediately available funds in the amount of your redemption request will be wired to your designated bank account that business day (unless you elect to receive your redemption proceeds by check). If the Fund receives your redemption request in proper form after 12:00 Noon, Central time, the redemption request will be considered to be received the next business day. Your shares will be sold at the next business day's net asset value and immediately available funds in the amount of your redemption request will be wired to your designated bank account the next business day (unless you elect to receive your redemption proceeds by check). A redemption request is in proper form if it includes all the required information listed in "How to Sell Shares" and the Fund has a completed account application on file.

- Shares generally continue earning dividends until the day your redemption request is executed.

- The Fund requires a signature guarantee when a redemption request is payable to anyone other than the account owners of record, to be mailed to an address other than the address of record, or to be wired to a bank other than one previously authorized. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

- Proceeds from redemption requests made shortly after a recent purchase order by check will be distributed only after the check clears, which may take up to 15 days from date of purchase.

- The Fund may suspend redemptions or postpone payments of redemption proceeds for more than seven days during any period when (a) the NYSE is closed for other than customary weekend and holiday closings; (b) trading on the NYSE is restricted; (c) there are emergency circumstances as determined by the Securities and Exchange Commission; or (d) the Securities and Exchange Commission has by order permitted such suspension to protect shareholders of the Fund.

- The Fund reserves the right to pay redemptions "in kind" -- payment in portfolio securities rather than cash - if the amount you are redeeming is large enough to effect the Fund's operations. In these cases, you might incur brokerage costs in converting the securities to cash. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.

AUTOMATIC REDEMPTION OF SHARES IN SMALLER ACCOUNTS

The Fund reserves the right to redeem a shareholder account and send the proceeds to the shareholder if the value of an account is reduced below $25,000, unless the reduction is due to market activity. Before automatically redeeming your account, the Fund will notify you in writing and give you at least 90 days to increase the balance. The Fund reserves the right to change the minimum needed to maintain an account at any time.

TELEPHONE TRANSACTIONS

You may give up some level of security by choosing to sell shares by telephone rather than by mail. The Fund will employ reasonable procedures to confirm that telephone instructions are genuine. If the Fund or its service provider follows these procedures, the Fund or its service provider will not be liable for any losses arising from unauthorized or fraudulent telephone instructions and you may be responsible for unauthorized telephone requests.

Please verify the accuracy of telephone transactions instructions immediately upon receipt of confirmation statements. You may bear the risk of loss from an unauthorized telephone transaction.

During times of drastic economic or market changes, telephone redemption may be difficult to implement. In the event that you are unable to reach the Fund by telephone, requests may be mailed or hand-delivered to the Fund c/o Firstar Mutual Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202.

WWW.CCMASELECTFUNDS.COM

The Fund anticipates that in or about February 2002, shareholders will be able to request purchases, exchanges and redemption of Fund shares online via the Internet after an account is opened. To authorize this service, call Firstar Mutual Fund Services, LLC at 800-222-6840.

The Fund and its agents will not be responsible for any losses resulting from unauthorized online transactions when procedures are followed that are designed to confirm that the online transaction request in genuine. Statements of accounts shall be conclusive if not objected to in writing within ten days after transmitted by mail. During periods of significant economic or market change, it may be difficult to reach the Fund online. If this happens, you may initiate transactions in your Fund accounts by mail or as otherwise described in this Prospectus.

FOR MORE INFORMATION ON ANY OF THE FUND'S SHAREHOLDER SERVICES, PLEASE CALL 800-222-6840.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes to shareholders virtually all of its net income, which may include short term capital gains, as dividends. The Fund may also realize long terms capital gains (or losses) from its investments, and will distribute these long term capital gains, if any, to shareholders as capital gains distributions. The Fund's income dividends accrue daily and are distributed on the last business day of every month. The Fund will distribute any realized long term capital gains annually. The distributions that you receive from the Fund will consist primarily of dividends. The Fund will automatically reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund, unless you request that your dividends and/or capital gains distributions be paid in cash.

TAXES

The discussion that follows is included for general information only. You should consult your tax advisor concerning the federal or state consequences of an investment in the Fund.

The Fund will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following:

- The tax status of any distribution is the same regardless of how long you have held shares of the Fund and whether you reinvest in additional shares of the Fund or take the distribution in cash.

- Distributions declared in December -- if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any dividends and distributions of short-term capital gains, if any, received by you are taxable to you as ordinary income for federal income tax purposes. The Fund's distributions of long-term capital gains, if any, are taxable to you as capital gains.

- Dividend distributions that you receive may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. Treasury may be exempt from state and local taxes. The Fund will notify you each year concerning how much, if any, of your dividends may qualify for this exemption.

GENERAL INFORMATION

By law, the Fund must withhold a percentage of any taxable distributions or redemptions from your account if you do not:

-    provide us with your correct taxpayer identification;

-    certify that your taxpayer identification is correct;

-    certify that you are a U.S. person; and

-    confirm that you are not subject to backup withholding.

The Fund must withhold taxes from your account if the IRS instructs us to do so.

If a dividend distribution mailed to your address of record is returned as undeliverable, the Fund will automatically reinvest all future distributions until you provide us with a valid mailing address.

                     INVESTMENT IN ANOTHER MONEY MARKET FUND

SUBSTANTIAL INVESTMENT IN ANOTHER FUND

The Fund may seek to achieve its investment objective by investing a substantial portion of its investable assets in another money market fund. Accordingly, the Fund would acquire an indirect interest in the securities held by the money market fund. The Fund would invest in another money market fund to achieve greater operation efficiencies and reduce costs; however, there can be no assurance that these benefits will be realized. Other funds with similar objectives and restrictions could also invest in the money market fund.

MASTER FUND/FEEDER FUND STRUCTURE

The Board of Trustees has the authority to convert the Fund to a "feeder" fund in a master fund/feeder fund structure in which the Fund, instead of investing all of its assets directly in portfolio securities, would pursue its investment objective by investing all of its investable assets in a separate "master" fund having the same investment objective and substantially the same investment restrictions as the Fund. Other funds with similar objectives and restrictions could also invest in the same master fund. The purpose of such an arrangement is to achieve greater operation efficiencies and reduce costs; however, there can be no assurance that these benefits will be realized.

                          GLOSSARY OF INVESTMENT TERMS

COMMERCIAL PAPER. Short-term securities that are issued by corporations and other borrowers to finance their current obligations and are typically unsecured. Issues of commercial paper normally have maturities of less than nine months and have fixed rates of return.

CREDIT QUALITY. Credit quality of a security depends on the issuer's ability to pay interest and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance - in the rating agency's opinion - that the issuer will default, or fail to meet its payment obligations.

DIVIDEND INCOME. Payment to shareholders of income from interest from the Fund's investments.

LIQUIDITY. The degree of a security's marketability (that is, how quickly the security can be sold at a fair price and converted to cash).

NET ASSET VALUE. The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value of share price.

REPURCHASE AGREEMENTS. A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.

U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                                   APPENDIX A


                   Past Performance of Patterson & Associates

The performance shown below is for the Local Government Investment Cooperative ("LOGIC"), a Texas public funds investment pool. LOGIC was the sole account managed by Patterson that had investment objectives, policies, strategies, and risks substantially similar to those of the Fund.

Performance information for the periods ending September 30, 2001 is not available due to the August 5, 2001 resignation of Patterson. The performance shown below is for the one-, three-, five-years and since Patterson started managing LOGIC, ending August 5, 2001 and does not represent the performance of the Fund. The performance data has been provided by Patterson.

LOGIC is not subject to the same type of expenses to which the Fund is subject. LOGIC is not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. In fact, the expenses of LOGIC are lower than the Fund's expenses. Consequently, if the Fund's expenses were reflected in the performance shown below, the performance results would have been lower that what is shown below.

The performance information of the account is not intended to predict or suggest the performance that might be experienced by the Fund or an individual investor in the Fund, and does not reflect market conditions since August 5, 2001. The performance information was calculated using SEC total return methodology.

                          AVERAGE ANNUAL TOTAL RETURNS
                ---------------------------------------------
                       (For Periods ended August 5, 2001)

         One Year          Three Years      Five Years      Since May 6, 1994 *
         --------          -----------      ----------      -------------------
           5.99%             5.79%            5.76%               5.70%

         *Patterson started managing LOGIC on May 6, 1994.

FOR MORE INFORMATION

More information about the Fund is available free upon request:

SHAREHOLDER REPORTS - Additional information about the Fund's investments is available in the Fund's annual and semi-annual report to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - The SAI provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission and is incorporated by reference into (and is legally a part of) this Prospectus.

TO OBTAIN INFORMATION

BY TELEPHONE - 800-357-4675

BY MAIL - CCMA Select Money Market Fund, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701

BY INTERNET - www.ccmaselectfunds.com

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Free text-only versions of the annual report, semi-annual report and the SAI are available on the EDGAR Database on the SEC's Internet web-site, http://www.sec.gov. You can also obtain copies of this information, after paying a duplication fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File Number 811-10441

                          CCMA SELECT INVESTMENT TRUST

                          CCMA SELECT MONEY MARKET FUND

                        190 S. LaSalle Street, Suite 2800
                                Chicago, IL 60603
                                 (800) 357-4675

                       STATEMENT OF ADDITIONAL INFORMATION
                                November 19, 2001

This Statement of Additional Information is not a prospectus but provides information that you should read in conjunction with the CCMA Select Money Market Fund prospectus (the "Prospectus") dated the same date as this Statement of Additional Information. No information is incorporated by reference into this SAI. You may obtain a copy of the Prospectus at no charge by writing or telephoning CCMA Select Investment Trust at the address or telephone number shown above.

                                TABLE OF CONTENTS

                                                                          PAGE

INFORMATION ABOUT THE FUND                                                  1
INVESTMENT OBJECTIVE                                                        1
INVESTMENT TECHNIQUES AND RISKS                                             1
         U.S. Government Securities                                         2
         Repurchase Agreements                                              3
         Reverse Repurchase Agreements                                      4
         Commercial Paper                                                   5
         STRIPS                                                             5
         Floating and Variable Rate Obligations                             5
         Delayed Settlement Transactions                                    6
         Loans Of Portfolio Securities                                      7
         Borrowing and Pledging                                             8
         Investment Company Securities                                      8
INVESTMENT POLICIES AND RESTRICTIONS                                        9
         Fundamental Restrictions                                           9
         Non-Fundamental Restrictions                                      10
INVESTMENT IN ANOTHER MONEY MARKET FUND                                    11
         Substantial Investment in Another Fund                            11
         Master Fund/Feeder Fund Structure                                 11
TRUSTEES AND OFFICERS                                                      13
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS                                 16
INVESTMENT ADVISORY AGREEMENTS                                             16
         Between the Trust and CCM Advisors                                16
         Between the Subadviser and CCM Advisors                           18
SECURITIES ACTIVITIES OF THE SUBADVISER                                    18
PORTFOLIO TRANSACTIONS                                                     19
PORTFOLIO TURNOVER                                                         20
DETERMINATION OF NET ASSET VALUE                                           20
PERFORMANCE INFORMATION                                                    21
PURCHASE AND REDEMPTION OF FUND SHARES                                     24
OTHER SERVICE PROVIDERS                                                    24
         Administrator                                                     24
         Custodian, Transfer Agent and Fund Accountant                     25
         Independent Accountants                                           25
TAXES                                                                      25
         General Tax Information                                           25
CODE OF ETHICS                                                             27
SHARES                                                                     27
         Voting Rights                                                     27
FINANCIAL STATEMENTS                                                       29
APPENDIX A:  DESCRIPTION OF CREDIT RATINGS                                A-1

INFORMATION ABOUT THE FUND

         CCMA Select Investment Trust (the "Trust") is an open-end management investment company organized as a business trust under the laws of the State of Delaware on May 31, 2001. The Trust consists of two series: the CCMA Select Money Market Fund and the CCMA Select International Core Equity Fund. This Statement of Additional Information covers the CCMA Select Money Market Fund (the "Fund"). The CCMA Select International Core Equity Fund is offered through a separate prospectus and Statement of Additional Information.

         The Trust issues shares of beneficial interest for the Fund representing fractional undivided interests in the Fund. By investing in the Fund, you become entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains, if any, on the investments of the Fund. Likewise, you share pro-rata in any losses of the Fund. The Fund offers one class of shares.

         The Fund is "diversified" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). CCM Advisors, LLC ("CCM Advisors") is the investment adviser to the Fund and Patterson & Associates (the "Subadviser") is responsible for the day-to-day investment operations of the Fund.

INVESTMENT OBJECTIVE

         The investment objective of the Fund is set forth and described in the Prospectus. The investment objective of the Fund may be changed by the Board of Trustees of the Trust without the approval of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. Should the investment objective of the Fund change, the Trust will provide investors with sixty days' prior written notice of the change.

INVESTMENT TECHNIQUES AND RISKS

         In addition to the investment objective of the Fund, the principal investment techniques and principal risks of the Fund are generally set forth in the Fund's Prospectus. This section is intended to augment the explanation set forth in the Prospectus. Investment techniques and risks not set forth in the Fund's Prospectus, but contained in this section are not the principal investment techniques and principal risks of the Fund.

         The Fund invests only in instruments denominated in U.S. dollars that the Subadviser, under the supervision of the Trust's Board of Trustees and CCM Advisors, determines present minimal credit risk and are, at the time of acquisition rated in one of the two highest rating categories for short-term debt obligations assigned by at least two nationally recognized statistical rating organizations ("NRSROs") (i.e., Standard & Poors, a division of The McGraw-Hill Companies ("S&P") and Moody's Investors Service, Inc. ("Moody's"), or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument (requisite NRSROs).

         Pursuant to Rule 2a-7 under the 1940 Act, securities which are rated in the highest short-term rating category by at least two NRSROs are designated "First Tier Securities." Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not rated in the highest short-term category by at least two NRSROs, are designated "Second Tier Securities." See APPENDIX A for a description of the ratings used by NRSROs.

         Pursuant to Rule 2a-7 under the 1940 Act, the Fund may not invest more than 5% of its assets taken at amortized cost in the securities of any one issuer (except the U.S. Government, including repurchase agreements collateralized by U.S. Government Securities (discussed below)). The Fund may, however, invest up to 25% of its assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although the Fund may not make more than one such investment at any time.

         Further, the Fund will not invest more than the greater of (i) 1% of its total assets; or (ii) one million dollars in the securities of a single issuer that were Second Tier Securities when acquired by the Fund. In addition, the Fund may not invest more than 5% of its total assets in securities that were Second Tier Securities when acquired.

U.S. GOVERNMENT SECURITIES

         The Fund may purchase securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities"). Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks),
(c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. Accordingly, securities issued by a U.S. agency, authority or instrumentality are subject to default, and are also subject to interest rate and prepayment risks.

         U.S. Government Securities may also include zero coupon securities. Zero coupon securities are issued and traded at a discount and do not entitle the holder to any periodic payments of interest prior to maturity, and, for this reason, may trade at a deep discount from their face or par value and may be subject to greater fluctuations in market value than ordinary debt obligations of comparable maturity. With zero coupon securities there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity; holders of zero coupon securities, however, forego the possibility of reinvesting at a higher yield than the rate paid on the originally issued security. With zero coupon securities there is no reinvestment risk on the principal amount of the investment. When held to maturity, the entire return from such instruments is determined by the difference between such instrument's purchase price and its value at maturity.

         Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are considered to include (a) securities for which the payment of principal and interest is backed by a guarantee of, or an irrevocable letter of credit issued by, the U.S. Government, its agencies, authorities or instrumentalities and (b) participation in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

         The Fund's yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors. The prepayment experience of the mortgages underlying mortgage-related securities, such as obligations issued by the Government National Mortgage Association, may affect the value of, and return on, an investment in such securities.

REPURCHASE AGREEMENTS

         Repurchase agreements are transactions in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with its custodian, banks having assets in excess of $10 billion and primary U.S. Government securities dealers as recognized by the Federal Reserve Bank of New York. The Fund may only enter into repurchase agreements fully collateralized by U.S. Government Securities. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed 102% of the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed 102% of the value of the repurchase agreement. The collateral securing the seller's obligation will be held by the Fund's custodian in the Fund's account in the Federal Reserve Book Entry System or held by a custodian qualified as such under the 1940 Act. The Fund will not enter into a repurchase agreement not terminable within seven business days if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in such securities and other illiquid securities.

         Although a repurchase agreement is a simultaneous agreement to sell a security and buy that security back at a later date, a repurchase agreement is treated as a loan from the Fund to the seller subject to the repurchase agreement for purposes of the 1940 Act, and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Subadviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed 102% of the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

REVERSE REPURCHASE AGREEMENTS

         The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement, may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

         At the time the Fund enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by the Fund, may increase net asset value fluctuation.

COMMERCIAL PAPER

         Commercial paper must be rated within the two highest grades by S&P or the highest grade by Moody's. The quality standards described above may be modified by the Fund upon the approval of its Board of Trustees. Information concerning corporate securities ratings is found in Appendix A.

STRIPS

         STRIPS are U.S. Treasury bills, notes and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, Government National Mortgage Association Certificates purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, the Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

         STRIPS do not entitle the holder to periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

FLOATING AND VARIABLE RATE OBLIGATIONS

         The Fund may purchase securities, including U.S. Government Securities, having a floating or variable rate of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. These adjustments tend to decrease the sensitivity of the security's market value to changes in interest rates. The Subadviser will monitor, on an ongoing basis, the ability of an issuer of a floating or variable rate demand instrument to pay principal and interest on demand. The Fund's right to obtain payment at par on a demand instrument could be affected by events (occurring between the date the Fund elects to demand payment and the date payment is due) that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instrument permits same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund's custodian subject to a sub-custodian agreement between the bank and the Fund's custodian.

         The floating and variable rate obligations that the Fund may purchase include certificates of participation in such obligations purchased from banks. A certificate of participation gives a Fund an undivided interest in the underlying obligations in the proportion that the Fund's interest bears to the total principal amount of the obligation. Certain certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity. The Fund may invest in certificates of participation even if the underlying obligations carry stated maturities in excess of thirteen months upon compliance with certain conditions contained in a rule of the Securities and Exchange Commission (the "Commission"). The income received on certificates of participation in tax-exempt municipal obligations constitutes interest from tax-exempt obligations.

         Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in prevailing market interest rates or changes in the issuer's creditworthiness.

         A floating or variable rate instrument may be subject to the Fund's percentage limitation on illiquid securities if there is no reliable trading market for the instrument or if the Fund may not demand payment of the principal amount within seven days.

DELAYED SETTLEMENT TRANSACTIONS

         The Fund will make commitments to purchase securities on a When-Issued ("WI") or To-Be-Announced ("TBA") basis. Obligations issued on a when-issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. In a to-be-announced transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities. The Fund will only make commitments to purchase obligations on a when-issued or to-be-announced basis with the intention of actually acquiring the obligations, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so. The Fund intends to invest less than 5% of its net assets in securities purchased on this basis, and the Fund will not enter into a delayed settlement transaction which settles in more than 120 days.

         In connection with these investments, the Fund will direct its custodian to place liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a WI or TBA basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a WI or TBA basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities in the Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a WI or TBA basis, there will be a possibility that the market value of the Fund's assets will have greater fluctuation. The purchase of securities on a WI or TBA basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

         When the time comes for the Fund to make payment for securities purchased on a WI or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a WI or TBA basis themselves (which may have a market value greater or less than the Fund's payment obligation).

LOANS OF PORTFOLIO SECURITIES

         The Fund may from time to time lend securities that it holds to brokers, dealers and financial institutions. Such loans will be secured by collateral in the form of cash or United States Treasury securities, or other liquid securities as permitted by the Commission, which at all times while the loan is outstanding, will be maintained in an amount at least equal to the current market value of the loaned securities. The Fund will continue to receive interest and dividends on the loaned securities during the term of the loan, and, in addition, will receive a fee from the borrower or interest earned from the investment of cash collateral in short-term securities. The Fund also will receive any gain or loss in the market value of loaned securities and of securities in which cash collateral is invested during the term of the loan.

         The right to terminate a loan of securities, subject to appropriate notice, will be given to either party. When a loan is terminated, the borrower will return the loaned securities to the Fund. The Fund will not have the right to vote securities on loan, but would terminate a loan and regain the right to vote if the Board of Trustees deems it to be necessary in a particular instance.

         For tax purposes, the dividends, interest and other distributions which the Fund receives on loaned securities may be treated as other than qualified income for the 90% test. (See TAXES--GENERAL TAX INFORMATION.) The Fund intends to lend portfolio securities only to the extent that this activity does not jeopardize its status as a regulated investment company under the Code.

         The primary risk involved in lending securities is that the borrower will fail financially and return the loaned securities at a time when the collateral is insufficient to replace the full amount of the loan. The borrower would be liable for the shortage, but the Fund would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, the Fund will make loans of securities only to firms the Subadviser (under the supervision of CCM Advisors and the Board of Trustees) deems creditworthy.

         The Fund receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Board of Trustees determines that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower and that the fees are not used to compensate CCM Advisors or the Subadviser or any affiliated person of the Fund or an affiliated person of CCM Advisors or the Subadviser. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire the loaned securities on five days' written notice or in time to vote on any important matter.

BORROWING AND PLEDGING

         The Fund may borrow money from banks (provided there is 300% asset coverage) or other persons for temporary purposes. The Fund may pledge assets in connection with borrowings, but the Fund will not pledge more than one-third of its assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. The Fund's policies on borrowing and pledging are fundamental policies that may not be changed without the affirmative vote of a majority of its outstanding securities.

INVESTMENT COMPANY SECURITIES

         Investment Company Securities are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 10% in any combination of investment companies. The Fund may invest in Investment Company Securities of investment companies managed by CCM Advisors or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the Commission. To the extent the Fund invests a portion of its assets in Investment Company Securities, those assets will be subject to the risks of the purchased investment company's portfolio securities. The Fund also will bear its proportionate share of the expense of the investment company in addition to its own expenses.

INVESTMENT POLICIES AND RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

         The Fund is subject to certain fundamental restrictions on its investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Fund.

1. INDUSTRY CONCENTRATION. The Fund will not purchase a security, other than Government Securities, if as a result of such purchase 25% or more of the value of the Fund's total assets would be invested in the securities of issuers in any one industry. Notwithstanding anything herein to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

2. DIVERSIFICATION. The Fund will not purchase any security, other than Government Securities or securities of a registered investment company that relies on Rule 2a-7 under the 1940 Act or that has the same investment objective and substantially similar investment policies, if as a result of such purchase more than 5% of the value of the Fund's assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities, or of any class of securities, of any one issuer. For purposes of this restriction, all outstanding indebtedness of an issuer is deemed to be a single class.

3. INTERESTS IN REAL ESTATE. The Fund will not purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate).

4. UNDERWRITING. The Fund may not engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security and except that the Fund may invest in another registered investment company that relies on Rule 2a-7 under the 1940 Act or that has the same investment objective and substantially similar investment policies.

5. BORROWING. The Fund will not borrow money, except that, for temporary purposes: (a) the Fund may borrow from banks (as defined in the 1940
         Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) the Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. The Fund will not make any additional investment while it has borrowings in excess of 5% of its total assets.

6. LENDING. The Fund will not lend any security or make any other loan, except through: (a) the purchase of debt obligations in accordance with the Fund's investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; (c) participation in an interfund lending program among funds having a common investment adviser or distributor to the extent permitted by applicable law or by exemptive order of the Securities and Exchange Commission and (d) loans of securities as permitted by applicable law.

7. COMMODITIES. The Fund will not purchase or sell commodities or commodity contracts.

8. SENIOR SECURITIES. The Fund will not issue senior securities except to the extent the activities permitted in Fundamental Restriction No. 5 may be deemed to give rise to a senior security.

9. SECURITIES OF REGISTERED INVESTMENT COMPANIES. As a matter of fundamental policy, none of the foregoing investment policies or restrictions of the Fund shall prohibit the Fund from investing all, or substantially all, of its assets in the shares of one or more registered open-end investment company that relies on Rule 2a-7 under the 1940 Act or that has the same investment objective and substantially similar investment policies.

NON-FUNDAMENTAL RESTRICTIONS

         The Trust also has adopted the following additional investment restrictions applicable to the Fund. These are not fundamental and may be changed by the Board of Trustees without shareholder approval.

1. MARGIN PURCHASES. The Fund may not purchase any securities on margin or sell securities short. The Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

2. PLEDGING ASSETS. The Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except as may be necessary in connection with borrowings mentioned in Fundamental Restriction No. 5 above, and then such mortgaging, pledging or hypothecating may not exceed one-third of the Fund's total assets, taken at market value at the time thereof.

3. ILLIQUID SECURITIES. The Fund will not invest in illiquid securities, including certain repurchase agreements, reverse repurchase agreements or time deposits maturing in more than seven days, if, as a result thereof, more than 10% of the value of its net assets would be invested in assets that are illiquid.

4. OPTIONS, FUTURES AND WARRANTS. The Fund may not invest in options, futures contracts, options on futures contracts or warrants.

5. FUND NAME. The Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a particular type of investment that is suggested by the Fund's name and will notify its shareholders at least 60 days prior to any change in such policy.

         Whenever any investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the action is taken, subsequent percentage changes resulting from fluctuating asset values will not be considered a violation of such restrictions, except that at no time may the value of the illiquid securities held by the Fund exceed 10% of the Fund's net assets. If the Fund exceeds the 33 1/3% limitation in Fundamental Restriction No. 5, the Fund will reduce its borrowings within three days (not including Sundays and holidays).

INVESTMENT IN ANOTHER MONEY MARKET FUND

SUBSTANTIAL INVESTMENT IN ANOTHER FUND

         The Fund may seek to achieve its investment objective by investing a substantial portion of its investable assets in another money market fund. Accordingly, the Fund would acquire an indirect interest in the securities held by the money market fund.

MASTER FUND/FEEDER FUND STRUCTURE

         The Board of Trustees has the authority to permit the Fund to invest substantially all of its investable assets in another open-end management investment company having the same investment objective and substantially similar policies and restrictions (a "Master Fund/Feeder Fund Structure"). Prior to any such actual investment, however, the Board of Trustees would be required to approve the transaction and will notify shareholders.

         Although the Board of Trustees has not determined that the Fund should convert to a Master Fund/Feeder Fund Structure at this time, the Board of Trustees believes it could be in the best interests of the Fund at some future date and could vote at some time in the future to convert the Fund into a "Feeder Fund," under which all of the assets of the Fund would be invested in a Master Fund. The Feeder Fund would transfer its assets to a Master Fund in exchange for shares of beneficial interest in the Master Fund having the same net asset value as the value of the assets transferred. (The ownership interests of the Fund's shareholders would not be altered by this change.)

         Any Master Fund in which the Fund would invest would be registered as an open-end management investment company under the 1940 Act and would be required to have the same investment objective and substantially similar policies and restrictions as the Fund. Accordingly, by investing in a Master Fund, the Fund would continue to pursue its then current investment objective and policies in substantially the same manner, except that it would pursue that objective through its investment in the Master Fund rather than through direct investments in the types of securities dictated by its investment objectives and policies. The Master Fund, whose shares could be offered to other feeder funds or other investors in addition to the Fund, would invest in the same type of securities in which the Fund would have directly invested, providing substantially the same investment results to the Fund's shareholders. However, the expense ratios, the yields, and the total returns of other investors in the Master Fund may be different from those of the Fund due to differences in fund expenses.

         By investing substantially all of its assets in a Master Fund, the Fund could expect to be in a position to realize directly or indirectly certain economies of scale, in that a larger investment portfolio resulting from multiple Feeder Funds could achieve a lower ratio of operating expenses to net assets. A Master Fund may be offered to an undetermined number of other Feeder Funds. However, there can be no assurance that any such additional investments in a Master Fund by other Feeder Funds will take place.

         If the Fund invests substantially all of its assets in a Master Fund, the Fund no longer would require portfolio management services. For this reason, if the Board of Trustees were to convert the Fund into a Feeder Fund, the existing investment advisory agreements between the Trust and the Adviser and between the Adviser and Subadviser would be terminated.

         The Fund may withdraw its investment in a Master Fund at any time if the Board of Trustees determined that it was in the best interests of the shareholders of the Fund to do so or if the investment policies or restrictions of the Master Fund were changed so that they were inconsistent with the policies and restriction of the Fund. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity having substantially the same investment objective as the Fund or the retaining of an investment adviser to directly invest the Fund's assets in accordance with its investment objective and policies.

         Whenever the Fund is asked to vote on a proposal by the Master Fund, the Fund will hold a meeting of its shareholders if required by applicable law or its policies, and cast its vote with respect to the Master Fund in the same proportion as its shareholders vote on the proposal.

         Once its assets are invested in a Master Fund, the Fund will value its holdings (I.E., shares issued by the Master Fund) at their fair value, which will be based on the daily net asset value of the Master Fund. The net income of the Fund will be determined at the same time and on the same days as the net income of the Master Fund is determined, which would be the same time and days that the Fund uses for this purpose.

         Investments in a Master Fund would have no preemptive or conversion rights and would be fully paid and non-assessable, except as set forth below. Similar to the Trust, a Master Fund would not be required to hold annual meetings of its shareholders, but the Master Fund would be required to hold special meetings of shareholders when, in the judgment of its trustees, it is necessary or desirable to submit matters for a shareholder vote. Other shareholders in a Master Fund have rights similar to those of the Fund shareholders; under certain circumstances (E.G., upon application and submission of certain specified documents to the Board of Trustees by a specified number of investors), they have the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more of the Master Fund's trustees. Shareholders also have the right to remove one or more trustees, without a meeting, by a declaration in writing by a specified number of shareholders. Upon liquidation of a Master Fund, investors would be entitled to share pro rata in the net assets of the Master Fund available for distribution to shareholders.

         Each Master Fund shareholder would be entitled to a vote in proportion to the share of its investment in the Master Fund. Investments in a Master Fund would not be transferable, but a shareholder (such as the Fund) could redeem all or any portion of its investment at any time at net asset value.

         TAX CONSIDERATIONS. The implementation of a Master Fund/Feeder Fund structure is not expected to have any adverse tax effects on the Fund or its shareholders.

         The Fund would continue to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must meet certain income, distribution, and diversification requirements. It is expected that the Fund's investment in a Master Fund will satisfy these requirements. Provided that the Fund meets these requirements and distributes all of its net investment income and realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, the Fund would not pay any Federal income or excise taxes. Any Master Fund would qualify and elect to be treated as a "partnership" under the Code and, therefore, would also not expect to be required to pay any Federal income or excise taxes. Income dividends and any capital gain distributions by a Master Fund to the Fund will be distributed by the Fund to its shareholders, and such payments will be subject to Federal and applicable state income taxes on the Fund's shareholders.

TRUSTEES AND OFFICERS

         The Board of Trustees has overall responsibility for the conduct of the Trust's affairs.

         The Trustees and officers of the Trust, their ages at September 30, 2001, their principal occupations for the last five years and their affiliations, if any, with CCM Advisors and Subadviser are listed below. The address of each Trustee and officer is 190 South LaSalle Street, Suite 2800, Chicago, Illinois 60603.

NAME AND AGE                  POSITION(S) HELD                 PRINCIPAL OCCUPATION(S) DURING PAST FIVE
------------                  WITH THE TRUST                   YEARS
                              --------------                   --------------------------------------------
Douglas D. Peabody*           Trustee and President            Managing Director, CCM Advisors, LLC, since
Age 38                                                         January 2001; Managing Director, Convergent
                                                               Capital Management Inc. since 1999;  Trustee,
                                                               CCM Advisors Funds since 2001; Director, AHA
                                                               Investment Funds, Inc. since 2001; Principal,
                                                               Eager Manager Advisory Services, 1996-1999.

Frank A. Ehmann               Trustee                          Retired; Trustee, CCM Advisors Funds since 2001;
Age 67                                                         Director, AHA Investment Funds, Inc.; Director,
                                                               SPX Corp. and AHI Corp.; since 1988; Director,
                                                               ICCI (1988-1997); Director, Genderm,
                                                               Inc.(1996-1998); formerly Director and
                                                               President, United Stationers.

Charles V. Doherty            Trustee                          Managing Director, Madison Advisory Group;
Age 67                                                         Trustee, CCM Advisors Funds since 2001; Trustee,
                                                               Wayne Hummer Investment Trust; Director,
                                                               Lakeside Bank; Director, Knight Trading Group,
                                                               Inc.; Director, Howe Barnes Investments, Inc.;
                                                               Director, Brauvin Capital Trust, Inc.; Director,
                                                               Bank of America Financial Products, Inc.;
                                                               Director, ZD & Co., PC; formerly Trustee, Wayne
                                                               Hummer Money Fund Trust, 1994-1999.

John D. Oliverio              Trustee                          Chief Executive Officer, President and Director,
Age 48                                                         Wheaton Franciscan Services, Inc. since February
                                                               1984; Director, AHA Investment Funds, Inc.; Trustee,
                                                               CCM Advisors Funds since 2001; Director, Marian Joy
                                                               Rehablink, since 1989; Director, Hewitt Money Market
                                                               Fund, Director, Affinity Health System since 1995;
                                                               Director, Covenant Health Care System since 1989;
                                                               Director, All Saints Health System since 1992;
                                                               Director, Franciscan Ministries, Inc. since 1998;
                                                               Director, United Health System since 1998.

NAME AND AGE                  POSITION(S) HELD                 PRINCIPAL OCCUPATION(S) DURING PAST FIVE
------------                  WITH THE TRUST                   YEARS
                              --------------                   --------------------------------------------
Edward M. Roob                Trustee                          Retired; Trustee, CCM Advisors Funds since 2001;
Age 66                                                         Arbitrator, New York Stock Exchange and National
                                                               Association of Securities Dealers; Director,
                                                               Brinson Funds, Inc. since 1994; Director,
                                                               Brinson Relationship Funds since 1994; Director,
                                                               Brinson Supplementary Trust since 1997; Trustee,
                                                               Fort Dearborn Income Securities, Inc. since
                                                               1994; Director, Brinson Trust Company since
                                                               1993; Committee Member, Chicago Stock Exchange
                                                               from 1993 to 1999.

Timothy Solberg               Secretary and Treasurer          Managing Director, CCM Advisors, LLC since 2001;
Age 48                                                         Director, AHA Investment Funds, Inc.; formerly
                                                               Director of Marketing and Client Services, Hewitt
                                                               Investment Group, a Division of Hewitt Associates
                                                               LLC.

Susan Brown                   Vice President                   Vice President, Administration, CCM Advisors,
Age 35                                                         LLC; Prior thereto, Office Manager, Essex
                                                               Woodlands Health Ventures..

* Trustee who is an "interested person" of the Trust, CCM Advisors or the Subadviser as defined in the 1940 Act.

         Each of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust serve as a member of the Board of Trustees' Audit Committee and Governance Committee. Each of the Trustees, including those who are interested persons of the Trust, serve as members of the Valuation Committee. Messrs. Peabody and Doherty are members of the Executive Committee. The Audit Committee makes recommendations to the Board of Trustees regarding selection of auditors and confers with the auditors regarding the scope and results of the audit. The Governance Committee selects and nominates Trustees who are not interested persons of the Trust. The Valuation Committee has oversight responsibility for determining and monitoring the Trust's assets. The Executive Committee acts on behalf of the entire Board of Trustees under circumstances when the Board of Trustees as whole will not be able to meet.

         Trustees or officers who are interested persons do not receive any compensation from the Trust for their services to the Trust. The Trustees who are not interested persons of the Trust will receive $1000 per regular board meeting attended telephonically or in person and special meeting attended in person and $500 per special board meeting attended telephonically and each committee meeting not immediately preceding or following a board meeting. In addition, Trustees who are not interested persons of the Trust will be reimbursed for any out-of-pocket expenses incurred in connection with the affairs of the Trust.

         Trustees and officers of the Trust do not receive any benefits from the Trust upon retirement nor does the Trust accrue any expenses for pension or retirement benefits. Officers of the Trust and Trustees who are interested persons of the Trust are also employees of CCM Advisors, LLC.


                                         ESTIMATED AGGREGATE
                                         COMPENSATION
NAME                                     FROM THE TRUST (1)
----                                     --------------
Douglas D. Peabody                       None (2)
Frank Ehmann                             $4000
Charles Doherty                          $4000
John D. Oliverio                         $4000
Edward Roob                              $4000

(1) The Trust has not completed its full first fiscal year since its organization. The amounts shown are estimates of future payments that will be made under an existing agreement or understanding for the period September 20, 2001 to June 30, 2002.

(2)      Non-compensated interested trustee

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

         CCM Advisors, LLC provided the initial seed capital for the Trust and may be deemed to control the Fund until some time after the Fund publicly offers its shares.

INVESTMENT ADVISORY AGREEMENTS

BETWEEN THE TRUST AND CCM ADVISORS

         The duties and responsibilities of CCM Advisors are specified in the Investment Advisory Agreement on behalf of the Fund between the Trust and CCM Advisors. The Investment Advisory Agreement was initially approved by the Board of Trustees of the Trust and subsequently was approved by the sole shareholder of the Fund. The Investment Advisory Agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of the Trust or CCM Advisors, or by vote of a majority of the outstanding shares of the Fund. The Investment Advisory Agreement provides that it shall continue in effect for two years and can thereafter be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding voting shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the Agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

         Subject to the supervision by the Trust's Board of Trustees, CCM Advisors is responsible for overseeing the day-to-day operations and business affairs of the Fund, including monitoring the performance of the Subadviser. The Fund pays CCM Advisors an investment advisory fee of 0.10% of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

         CCM Advisors has undertaken to waive its entire management fee. This waiver may be reduced or terminated at any time at the option of CCM Advisors.

         As described below, CCM Advisors has engaged Patterson & Associates as the investment subadviser for the Fund.

         CCM Advisors is responsible for payment of all expenses it may incur in performing the services described. These expenses include costs incurred in providing investment advisory services, compensating and furnishing office space for officers and employees of CCM Advisors, and the payment of any fees to interested Trustees of the Trust. CCM Advisors provides all executive, administrative, clerical and other personnel necessary to operate the Trust and pays the salaries and other employment related costs of employing those persons. CCM Advisors furnishes the Trust with office space, facilities and equipment and pays the day-to-day expenses related to the operation and maintenance of such office space facilities and equipment. All other expenses incurred in the organization of the Trust or of any new series of the Trust, including legal and accounting expenses and costs of the initial registration of securities of the Trust under federal and state securities laws, are also paid by CCM Advisors.

         The Investment Advisory Agreement provides that the Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by CCM Advisors as described in the preceding paragraph. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Trust, charges of the custodian and transfer agent, cost of auditing services, non-interested Trustees' fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Trust prospectuses to shareholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Trust, or costs related to indemnification of Trustees, officers and employees of the Trust.

         The Investment Advisory Agreement also provides that CCM Advisors shall not be liable to the Trust or to any shareholder or contract owner for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder in connection with matters to which the Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of CCM Advisors in the performance of its duties thereunder.

BETWEEN THE SUBADVISER AND CCM ADVISORS

         Pursuant to the separate subadvisory agreement described below, CCM Advisors has engaged Patterson & Associates as the investment subadviser to provide day-to-day portfolio management for the Fund. The Subadviser manages the investments of the Fund, determining which securities or other investments to buy and sell for the Fund and selecting the brokers and dealers to effect the transactions. In placing orders for securities transactions, the Subadviser seeks to obtain a combination of the most favorable price and efficient execution available.

         For its services, CCM Advisors pays the Subadviser an investment subadvisory fee equal to a percentage of the average daily net assets of the Fund at the rate of 0.08%. The fee is accrued daily and paid to the Subadviser monthly.

         The subadvisory agreement was approved for the Fund by the Board of Trustees of the Trust and subsequently was approved by the sole shareholder of the Fund. The subadvisory agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of CCM Advisors or the Subadviser, or by the Board of Trustees of the Trust or by a vote of a majority of the outstanding shares of the Fund. The subadvisory agreement provides that it shall continue in effect for two years and can thereafter be continued for the Fund from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

SECURITIES ACTIVITIES OF THE SUBADVISER

         Securities held by the Fund may also be held by separate accounts or mutual funds for which the Subadviser acts as an investment adviser, some of which may be affiliated with the Subadviser. Because of different investment objectives, cash flows or other factors, a particular security may be bought by the Subadviser for one or more of its clients, when one or more other clients are selling the same security. Pursuant to procedures adopted by the Board of Trustees, the Subadviser may cause the Fund to buy or sell a security from another mutual fund or another account. Any such transaction would be executed at a price determined in accordance with those procedures and without sales commissions. Transactions executed pursuant to such procedures are reviewed by the Board of Trustees quarterly.

         If purchases or sales of securities for the Fund or other clients of the Subadviser arise for consideration at or about the same time, transactions in such securities will be allocated as to amount and price, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Subadviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the opinion of the Board of Trustees of the Trust, however, that the benefits available to the Fund outweigh any possible disadvantages that may arise from such concurrent transactions.

         On occasions when the Subadviser (under the supervision of the Board of Trustees and CCM Advisors) deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts or companies to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for the Fund.

PORTFOLIO TRANSACTIONS

         The Subadviser places orders on behalf of the Fund for the purchase or sale of securities. Portfolio transactions for the Fund are placed with those securities dealers that the Subadviser believes will provide the best value in transaction and research services for the Fund, either in a particular transaction or over a period of time.

         Purchases and sales of securities for the Fund will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Transactions of the Fund in the over-the-counter market are executed with primary market makers acting as principal, except where it is believed that better prices and execution may be obtained otherwise. The Fund will also purchase portfolio securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. The Fund may effect purchases and sales through brokers who charge commissions, although the Fund does not anticipate that it will do so.

         The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions, including certain dealer spreads, paid in connection with securities transactions, the Subadviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Subadviser may also take into account payments made by brokers effecting transactions for the Fund: (a) to the Fund; or (b) other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay.

         In addition, the Subadviser may give consideration to research services furnished by brokers to the Subadviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis is of the types described in
Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Subadviser's own internal research and investment strategy capabilities. Such research may be used by the Subadviser in connection with services to clients other than the Fund, and not all services may be used by the Subadviser in connection with the Fund. The Subadviser's fees are not reduced by reason of the Subadviser's receipt of the research services.

PORTFOLIO TURNOVER

         Since short term instruments are excluded from the calculation of a portfolio turnover rate, no meaningful portfolio turnover rate can be estimated or calculated for the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of the Fund's shares and by requirements, the satisfaction of which enable the Fund to receive certain favorable tax treatment.

DETERMINATION OF NET ASSET VALUE

         The Net Asset Value (NAV) for the Fund is determined as of 12:00 noon, Central Time, on each day that the NYSE is open for business and that is not a bank holiday. However, on any day, when the trading markets for U.S. Government securities close early, net asset value will be determined as of that earlier closing time. Shares of the Fund will not be priced on days when the NYSE is closed.

         All of the assets of the Fund are valued on the basis of amortized cost in an effort to maintain a constant net asset value of $1.00 per share. The Board of Trustees of the Trust has determined this to be in the best interests of the Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

         The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: selling portfolio securities prior to maturity; shortening the average maturity of the portfolio;
withholding or reducing dividends; redeeming shares in kind or utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Fund's net asset value might still decline.

         Computation of NAV (and the sale and redemption of fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Commission, or the NYSE is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of the Fund not reasonably practicable.

PERFORMANCE INFORMATION

         The Fund may from time to time quote or otherwise use average annual total return or yield information for the Fund in advertisements, shareholder reports, sales literature or other communications to shareholders or prospective investors. The performance information is historical is not intended to indicate future returns.

         Although published yield information is useful in reviewing a Fund's performance, the Fund's yield fluctuates from day to day and the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. The Fund's yield is not fixed or guaranteed, and an investment in the Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of the Fund with investment alternatives, like money market instruments or bank accounts, that provide a fixed rate of interest. Also, it may not be appropriate to compare the Fund's yield information directly to similar information regarding investment alternatives that are insured or guaranteed.

         Yield quotations for the Fund will include an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven-calendar-day period and are calculated by dividing the net change during the seven-day period in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period, and multiplying the quotient by 365/7. For this purpose, the net change in account value reflects the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective annualized yield quotation used by the Fund is calculated by compounding the current yield quotation for such period by adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result.

         Standardized total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gains distributions and any change in the Fund's net asset value per share over the period. While average annual total returns are a convenient means of comparing investment alternatives, performance is not constant over time but changes from year to year, and average annual total returns represent average figures as opposed to the actual year-to-year performance of the Fund.

         Average annual total return values are computed pursuant to equations specified by the Commission as follows:

         Average Annual Total Return will be computed as follows:

                              n
                  ERV = P(1+T)

         Where: P = the amount of an assumed initial investment in Fund shares T = average annual total return n = number of years from initial investment to the end of the period
                ERV = ending redeemable value of shares held at the end of the period

         Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The Fund also may from time to time quote or otherwise use year-by-year total return, cumulative total return and yield information in advertisements, shareholder reports or sales literature. Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment in the Fund (assuming that all distributions are reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

         Any performance data quoted for the Fund will represent historical performance and the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

         From time to time the Fund may publish an indication of its past performance as measured by independent sources such as (but not limited to) Lipper, Inc., Weisenberger

Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Fund may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Fund may from time to time advertise its performance relative to certain indices and benchmark investments, including (a) the Lipper, Inc. Mutual Fund Performance Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) Donoghue's Money Market Fund Report (which provides industry averages of 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money market funds); (f) other taxable investments including certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds and repurchase agreements; (g) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley, Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (h) mutual fund performance indices published by Variable Annuity Research & Data Service; and (i) mutual fund performance indices published by Morningstar, Inc. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may be different from those of the equations used by the Fund to calculate its performance figures.

         The Fund may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the views of the Subadviser, the rationale for the Fund's investments and discussions of the Fund's current asset allocation.

         From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

         Such performance data will be based on historical results and will not be intended to indicate future performance. The total return or yield of the Fund will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of the Fund's shares will fluctuate and your shares may be worth more or less than their original cost upon redemption.

PURCHASE AND REDEMPTION OF FUND SHARES

         Purchases of Fund shares are discussed fully in the Prospectus under the heading "Shareholder Information."

         The Fund reserves the right, in its sole discretion, to reject a purchase order when, in the judgment of CCM Advisors or the Subadviser, the purchase would not be in the best interest of the Fund.

         SPECIAL REDEMPTIONS. Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Board of Trustees of the Trust. When the shareholder sells portfolio securities received in this fashion, the shareholder would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value.

         SUSPENSION OF REDEMPTIONS. The Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the NYSE is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as determined by the Commission as a result of which (1) disposal by the Fund of securities owned by it is not reasonably practicable, or
(2) it is not reasonably practicable for the Fund to fairly determine the value of its assets, or for such other periods as the Commission may permit for the protection of investors.

OTHER SERVICE PROVIDERS

ADMINISTRATOR

         CCM Advisors serves as the Fund's administrator pursuant to an Administration Agreement with the Trust and in that capacity has overall responsibility, subject to the ongoing supervision of the Fund's Board of Trustees, for all aspects of the Fund's administration and operation. CCM Advisors has entered into a Sub-Administration Agreement with Firstar Mutual Fund Services, LLC ("Firstar") on behalf of the Trust. Firstar has agreed to prepare and file various reports with the appropriate regulatory agencies; assist in preparing various materials required by the Commission; and prepare various materials required by any state securities commission having jurisdiction over the Trust.

         The Administration Agreement provides that CCM Advisors shall not be liable for any error of judgment or import of law, or for any loss suffered by the Trust in connection with the matters to which this agreement relates, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of CCM Advisors in the performance of its obligations and duties under the agreement; and (ii) its reckless disregard of its obligations and duties under the agreement.

         The agreement may be terminated at any time without the payment of any penalty by vote of the Board of Trustees. As compensation for its services, CCM Advisors is entitled to receive a fee based on the aggregate average daily net assets of the Fund, payable quarterly at an annual rate of 0.05% of the Fund's average net assets.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTANT

         Firstar Bank, Milwaukee, N.A. (the "Custodian"), 615 East Michigan Avenue, Milwaukee, Wisconsin, serves as Custodian for the securities and cash assets of the Fund. Cash held by the Custodian, which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of insurance coverage limits (presently, $100,000). Firstar Mutual Fund Services, LLC serves as transfer agent of the Fund's shares, dividend disbursing agent and provides certain accounting services to the Fund.

INDEPENDENT ACCOUNTANTS

         Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois, are the independent public accountants of the Fund. The independent accountants are responsible for auditing the financial statements of the Fund. The selection of the independent accountants is approved annually by the Trust's Board of Trustees.

TAXES

GENERAL TAX INFORMATION

         The Trust intends for the Fund to qualify as a regulated investment company under the Subchapter M of the Code. If the Fund qualifies as a regulated investment company and distributes substantially all of its net income and gains to its shareholders (which the Fund intends to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code.

         The Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund's gross income must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or disposition of stocks, other securities, or foreign currencies; and (2) at the close of each quarter of the Fund taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, U.S. Government securities, securities of other regulated investment companies, and other securities (for this purpose, such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer), and (b) the Fund must not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities) or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

         In order to maintain the qualification of the Fund as a regulated investment company, the Trust may, in its business judgment, restrict the Fund's ability to invest in certain financial instruments. For the same reason, the Trust may, in its business judgment, require the Fund to maintain or dispose of an investment in certain types of financial instruments before or after the time when it might otherwise be advantageous to do so.

         The Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirement. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

         Investment in debt obligations that are at risk or in default presents special tax issues for the Fund that may hold such obligations. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and avoid becoming subject to federal income or excise tax.

         Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as described in the Fund's prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in the Fund's shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

         Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to shareholder accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

         The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

         Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 (or equivalent form) or authorized substitute is on file, to backup withholding on certain other payments from the Fund. The backup withholding percentage is currently 30.5% and will decrease to 30% in 2002 and 2003, 29% in 2004 and 2005, and 28% thereafter until 2011, when it will revert to 31% unless amended by Congress. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund. The Fund does not generally accept investments by non-U.S. investors.

CODE OF ETHICS

         CCM Advisors and the Subadviser intend that: all of their activities function exclusively for the benefit of the owners or beneficiaries of the assets they manage; assets under management or knowledge as to current or prospective transactions in managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with CCM Advisors, the Subadviser and the Trust avoid situations involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets. The Trust and CCM Advisors have adopted a Code of Ethics which imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code, who include the Trust's officers and Trustees and the employees of CCM Advisors. The Board of Trustees believes that the provisions of the Code of Ethics are reasonably designed to prevent conduct that violates these principles.

SHARES

         The Trust was organized as a business trust pursuant to the laws of the State of Delaware on May 31, 2001. The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Trust, all without par value.

VOTING RIGHTS

         Each share (including fractional shares) is entitled to one vote for each share on all matters to which the holder of that share is entitled to vote. The shares do not have cumulative voting rights. Accordingly, owners having shares representing more than 50% of the assets of the Trust voting for the election of Trustees could elect all of the

Trustees of the Trust if they choose to do so, and in such event, shareowners having voting interests in the remaining shares would not be able to elect any Trustees.

FINANCIAL STATEMENTS

                    Report of Independent Public Accountants



To the Shareholder and Board of Trustees of the CCMA Select Money Market Fund:

We have audited the accompanying statement of assets and liabilities of the CCMA Select Money Market Fund of the CCMA Select Investment Trust (a Delaware business trust) as of September 19, 2001. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the CCMA Select Money Market Fund as of September 19, 2001, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP


Chicago, Illinois
September 19, 2001 (except with respect to the matter discussed in the second paragraph of Note 3, as to which the date is October 30, 2001.

                          CCMA Select Money Market Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                            As of September 19, 2001




                                                                 --------------
                                    ASSETS

Cash                                                                  $100,000
                                                                 --------------
TOTAL ASSETS                                                           100,000
                                                                 --------------

                                 LIABILITIES

TOTAL LIABILITIES                                                            -
                                                                 --------------

NET ASSETS                                                            $100,000
                                                                 ==============

The accompany notes to the statement of assets and liabilities are an integral part of this statement.

                          CCMA Select Money Market Fund

                  NOTES TO STATEMENT OF ASSETS AND LIABILITIES
                               September 19, 2001


1.  ORGANIZATION

      The CCMA Select Investment Trust (the "Trust") was organized as a Delaware business trust on May 31, 2001and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The series presently authorized are the CCMA Select Money Market Fund (the "Fund") and the CCMA Select International Core Equity Fund. The Fund has had no operations other than those relating to organizational matters, including the sale of 100,000 shares for cash in the amount of $100,000 of the Fund to capitalize the Fund, which were sold to CCM Advisors, LLC (the "Adviser"), on September 19, 2001.

2.  SIGNIFICANT ACCOUNTING POLICIES

      (a)  Organization and Prepaid Initial Registration Expenses
           Expenses incurred by the Trust in connection with the organization and the initial public offering of shares were assumed by the Adviser. The Fund is not required to reimburse the Adviser for these costs.

      (b)  Federal Income Taxes
           The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve it from all or substantially all Federal income taxes.

3.  RELATED PARTIES

         The Trust has an Investment Advisory Agreement (the "Agreement") with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 0.10% of average daily net assets.

         On October 30, 2001, the Adviser has undertaken to waive its entire management fee. This waiver may be reduced or terminated at any time at the option of the Adviser.

                                   APPENDIX A

                          DESCRIPTION OF CREDIT RATINGS

         A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, CCM Advisors and the Subadviser believe that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

         The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of The McGraw-Hill Companies ("S&P").

         RATINGS BY MOODY'S

Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Conditional Ratings. The designation "Con." followed by a rating indicated bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

         COMMERCIAL PAPER:

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

                 Prime-1  Highest Quality
                 Prime 2  Higher Quality
                 Prime-3  High Quality

         If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

         S&P RATINGS

AAA--Bonds rated AAA have the highest rating. The obligor's capacity to meet its financial commitment on the bond is extremely strong.

AA--Bonds rated AA differ from AAA bonds only in small degree. The obligor's capacity to meet its financial commitment on the bond is very strong.

A--Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the bond is still strong.

BBB--Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the bond.

BB--B--CCC--CC and C--Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation among such bonds and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

         Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

         COMMERCIAL PAPER:

         A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

         A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

4